EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Share (EPS), Basic Diluted

For the years ended December 31, 2012, 2011 and 2010, earnings per share (“EPS”) was calculated as follows:

	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2010
Basic EPS
Net income (loss) attributable to parent company	(1,158)	650	830
Weighted average shares outstanding	886,699,953	883,619,377	880,375,234
Basic EPS	(1.31)	0.74	0.94

Diluted EPS
Net income (loss) attributable to parent company	(1,158)	650	830
Convertible debt interest	—	5	10
Net income (loss) attributable to parent company adjusted	(1,158)	655	840

Weighted average shares outstanding	886,699,953	883,619,377	880,375,234
Dilutive effect of nonvested shares	—	3,771,729	3,555,806
Dilutive effect of convertible debt	—	17,073,640	27,180,653
Number of shares used in calculating diluted EPS	886,699,953	904,464,746	911,111,693

Diluted EPS	(1.31)	0.72	0.92